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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     CAPITAL ALLIANCE INCOME TRUST LTD.,
                        A REAL ESTATE INVESTMENT TRUST
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                    (State of Incorporation or Organization)

       50 California Street, Suite 2020, San Francisco, California 94111
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                    (Address of Principal Executive Office)


                   IRS Employer Identification No. 94-3240473
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Securities to be Registered Pursuant to 12(b) of the Act:

                      TITLE OF EACH CLASS TO BE REGISTERED
                      ------------------------------------
                             Shares of Common Stock
                              Shareholder Warrants


Securities Registered Pursuant to Section 12(g) of the Act:

                         TITLE OF EACH CLASS REGISTERED
                         ------------------------------
                             Shares of Common Stock
                              Shareholder Warrants


                     Please Address All Correspondence To:

                             Stephen C. Ryan, Esq.
                             Anne R. Knowles, Esq.
                          LANDELS RIPLEY & DIAMOND LLP
                                  Hills Plaza
                              350 The Embarcadero
                      San Francisco, California 94105-1250
                                 (415) 512-8700



Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES.

        A description of the Registrant's Securities is set forth in Registrant's Prospectus (incorporation by reference to Registration No. 333-11625 under the Securities Act of 1933). See Section titled "SUMMARY OF ORGANIZATIONAL DOCUMENTS AND SECURITIES."


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Item 2.  EXHIBITS

        (1) Amendment No. 1 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

        (2) Amendment No. 2 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

        (3) Amendment No. 3 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

        (4) Post-Effective Amendment No. 1 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

        (5) Post-Effective Amendment No. 2 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

        (6) Charter Certificate of Incorporation and Amendment No. 1 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

        (7) Bylaws of the Registrant (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

        (8) Form of Shareholder Warrant Agreement (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

        (9) Form of Stock Certificate of Common Shares of the Company (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

       (10) Form of Common Warrant Certificate (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).


                                   SIGNATURE

        Pursuant to the requirements of Section 12(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized on April 24, 1997.

                                    CAPITAL ALLIANCE INCOME TRUST LTD
                                    A Real Estate Investment Trust


                                    By:  /s/ Thomas B. Swartz
                                       ----------------------------------------
                                        Thomas B. Swartz, Chairman of the Board
                                             and Chief Executive Officer


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